Exhibit 99.2

Associated Estates Realty Corporation First Quarter 2009 Earnings Release and Supplemental Financial Data

Morgan Place Apartments 1680 Chantilly Drive, N.E. Atlanta, Georgia 30324-3216 Tel: (404) 636-6577 Web Site: www.morganplaceapts.com

Morgan Place Apartments are located at the Lenox and Buford Highway intersection, just one block from Cheshire Bridge Road in the Druid Hills neighborhood.  Morgan Place's ideal location is adjacent to I-85 and is less than five minutes from GA-400 and I-75.  Residents choose Morgan Place because of its ideal Druid Hills location, as well as its community features such as a swimming pool with WiFi, outdoor spa, clubhouse with coffee bar and WiFi café, and more.

Associated Estates Realty Corporation	Phone: (216) 261-5000
1 AEC Parkway	Fax: (216) 289-9600
Richmond Heights, Ohio 44143-1467	Web Site: www.aecrealty.com

Investor contact: Kimberly Kanary
Vice President of Corporate Communications
(216) 797-8718
kkanary@aecrealty.com

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2009 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates," and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the ability of the Company to consummate the sale of properties pursuant to its current plan, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; the ability of the Company to refinance debt on favorable terms at maturity; the ability of the Company to defease or prepay debt pursuant to its current plan; risks of a lessening of demand for the multifamily units owned or managed by the Company; competition from other available multifamily units and changes in market rental rates; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs and real estate tax valuation reassessments or millage rate increases; inability of the Company to control operating expenses or achieve increases in revenue; the results of litigation filed or to be filed against the Company; changes in tax legislation; risks of personal injury claims and property damage related to mold claims because of diminished insurance coverage; catastrophic property damage losses that are not covered by the Company's insurance; the ability to acquire properties at prices consistent with the Company’s investment criteria; risks associated with property acquisitions such as environmental liabilities, among others; changes in or termination of contracts relating to third party management and advisory business; and risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of the Company's properties or the neighborhoods in which  they are located.

Associated Estates Realty Corporation First Quarter 2009 Supplemental Financial Data

2

Associated Estates Realty Corporation First Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS FIRST QUARTER RESULTS
Company Reaffirms Full-Year FFO Guidance

Cleveland, Ohio – April 27, 2009 – Associated Estates Realty Corporation (NYSE: AEC) (NASDAQ: AEC) today reported funds from operations (FFO) for the first quarter ended March 31, 2009 of $0.36 per common share (basic and diluted), compared with $0.22 per common share (basic and diluted), for the first quarter ended March 31, 2008.  FFO as adjusted for the first quarter of 2009 was $0.32 per common share (basic and diluted) after adjusting for a credit to expense of $563,000 or approximately $0.04 per common share for a refund of defeasance costs on certain previously defeased loans.  FFO as adjusted for the first quarter of 2008 was $0.34 per common share (basic and diluted) after adjusting for $2.0 million or $0.12 per common share for defeasance and other prepayment costs.

Net loss attributable to AERC available to common shareholders was $936,000 or $0.06 per common share (basic and diluted) for the first quarter ended March 31, 2009, compared with net income attributable to AERC available to common shareholders of $36.8 million or $2.27 per common share (basic and diluted) for the first quarter ended March 31, 2008.  The March 31, 2009 results include $0.14 per share (basic and diluted) for gains on the disposition of one property compared to the March 31, 2008 results which included $2.65 per share (basic and diluted) for gains on the disposition of 14 properties.

"Our quarter end occupancy was a solid 94 percent.  I believe our debt maturities are manageable, and the long-term fundamentals of the apartment business remain solid.  We are well positioned to benefit when the broader economic conditions improve," said Jeffrey I. Friedman, president and chief executive officer.

A reconciliation of net income attributable to AERC to FFO and to FFO as adjusted, is included on page 10.

Total revenue for the first quarter was $33.5 million compared with $31.9 million for the first quarter of 2008, an increase of 5.0 percent.

Same Community Portfolio Results
Net operating income (NOI) for the first quarter for the Company’s same community portfolio decreased 3.0 percent as a result of revenue decreasing 0.1 percent and property operating expenses increasing 3.9 percent, compared with the first quarter of 2008.  Physical occupancy was 94.0 percent at the end of the first quarter as compared with 94.6 percent at the end of the first quarter of 2008.  Average net rent collected per unit for the first quarter for the same community properties was basically flat at $837 per month compared with the first quarter of 2008.  Net rent collected per unit for the first quarter for the Company’s same community Midwest portfolio grew 3.1 percent to $777 and net collected rent per unit for the Company’s same community Mid-Atlantic portfolio grew 1.1 percent to $1,239, while net rent collected per unit for the Company’s same community properties in the Southeast markets decreased 7.3 percent to $874.

Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 14 to 18.

3

Associated Estates Realty Corporation First Quarter Earnings

Debt Maturities and Financing Activities

The Company has no remaining 2009 scheduled debt maturities.  During the first quarter, the Company closed three mortgage loans totaling $52.5 million. These seven-year term loans have a current average interest rate of 5.2 percent.

At March 31, 2009, $111.7 million remained available on the Company’s $150.0 million revolving credit facility.

2009 Outlook

The Company reaffirmed its current FFO expectations for 2009 in the range of $1.17 to $1.23 per share, excluding defeasance and other prepayment costs/credits.  Assumptions relating to the Company's earnings guidance can be found on page 20.

Conference Call

A conference call to discuss the results will be held on Tuesday, April 28 at 2:00 p.m. Eastern.  To participate in the call:

Via Telephone: The dial-in number is 800-860-2442, and the passcode is “Estates.”

Via the Internet (listen only):  Access the Company's website at www.aecrealty.com.  Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Register for AEC's Conference Call" link on the left.  The webcast will be archived through May 12, 2009.

4

Associated Estates Realty Corporation Financial and Operating Highlights For the Three Months Ended March 31, 2009 and 2008 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended
	March 31,
OPERATING INFORMATION	2009	2008

Total revenue	$33,458	$31,925
Property revenue	$32,894	$31,235
Net (loss) income attributable to AERC applicable to common shares	$(936)	$36,757
Per share - basic and diluted	$(0.06)	$2.27

Funds from Operations (FFO) (1)	$5,878	$3,515

FFO as adjusted (1)	$5,315	$5,474

FFO per share - basic and diluted	$0.36	$0.22

FFO as adjusted per share - basic and diluted	$0.32	$0.34

Funds Available for Distribution (FAD) (1)	$4,653	$5,072

Dividends per share	$0.17	$0.17

Payout ratio - FFO	47.2%	77.3%
Payout ratio - FFO as adjusted	53.1%	50.0%
Payout ratio - FAD	60.7%	54.8%

General and administrative expense	$3,140	$3,528
Interest expense (2)	$8,454	$8,757
Interest coverage ratio (3)	1.77:1	1.74:1
Fixed charge coverage ratio (4)	1.59:1	1.55:1
General and administrative expense to property revenue	9.5%	11.3%
Interest expense to property revenue	25.7%	28.0%
Property NOI (5)	$18,694	$18,128
ROA (6)	8.1%	8.2%
Same community revenue (decrease) increase	(0.1)%	3.7%
Same community expense increase	3.9%	3.8%
Same community NOI (decrease) increase	(3.0)%	3.6%
Same community operating margins	56.3%	58.0%

(1)	See page 10 for a reconciliation of net income attributable to AERC to these non-GAAP measurements and page 21 for the Company's definition of these non-GAAP measurements.

(2)	Excludes amortization of financing fees of $322 for 2009 and $326 for 2008. 2009 excludes a credit of $(563) for a refund of defeasance costs for previously defeased loans.

(3)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs, and excluding defeasance, other prepayment costs/credits and/or preferred repurchase costs including discounts received and premiums paid.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 22 for a reconciliation of net (loss) income attributable to AERC available to common shareholders to EBITDA and for the Company's definition of EBITDA.

(4)

Represents interest expense and preferred stock dividend payment coverage, excluding defeasance, and/or other prepayment costs/credits.  Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 23 for a reconciliation of net income to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(6)	ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding held for sale assets.

5

Associated Estates Realty Corporation Financial and Operating Highlights First Quarter 2009 (Unaudited; in thousands, except per share and ratio data)

	March 31,	December 31,
MARKET CAPITALIZATION DATA	2009	2008

Net real estate assets	$665,083	$673,848
Total assets	$689,574	$699,896

Debt	$553,948	$557,481
Noncontrolling redeemable interest	$1,829	$1,829
Preferred stock - 8.70% Class B Cumulative Redeemable Preferred Shares	$48,263	$48,263
Total shareholders' equity	$102,814	$105,621

Common shares outstanding	16,699	16,556
Share price, end of period	$5.68	$9.13

Total market capitalization	$697,061	$756,900

Undepreciated book value of real estate assets (1)	$954,011	$957,061

Debt to undepreciated book value of real estate assets	58.1%	58.2%
Debt and preferred stock to undepreciated book value of real estate assets	63.1%	63.3%
Debt to total market capitalization	79.5%	73.7%
Debt and preferred stock to total market capitalization	86.4%	80.0%

Annual dividend	$0.68	$0.68

Annual dividend yield based on share price, end of period	12.0%	7.4%

(1)	Includes $4,338 of undepreciated real estate associated with one property classified as held for sale at December 31, 2008.

6

Associated Estates Realty Corporation Financial and Operating Highlights First Quarter 2009

			Average Age
		Number	of Owned
PORTFOLIO INFORMATION	Properties	of Units	Properties

Company Portfolio:
Directly Owned:
Same Community Midwest	35	8,116	17
Same Community Mid-Atlantic	4	935	17
Same Community Southeast	8	2,989	13
Total Same Community	47	12,040	16

Acquisitions	2	536	4
Total Directly Owned	49	12,576	15
Third Party Managed:
Affordable Housing	1	85
Market Rate	2	531
Total Third Party Managed	3	616
Total Company Portfolio	52	13,192

7

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets First Quarter 2009 (Unaudited; dollar amounts in thousands)

	March 31,	December 31,
	2009	2008
ASSETS

Real estate assets
Investment in real estate	$953,128	$951,978
Construction in progress	883	745
Less: accumulated depreciation	(288,928)	(280,541)
	665,083	672,182
Real estate associated with property held for sale, net	-	1,666

Real estate, net	665,083	673,848
Cash and cash equivalents	3,508	3,551
Restricted cash	6,953	6,873
Other assets	14,030	15,624
Total assets	$689,574	$699,896

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$489,868	$510,201
Unsecured revolving credit facility	38,300	21,500
Unsecured debt	25,780	25,780
Total debt	553,948	557,481
Accounts payable, accrued expenses and other liabilities	30,983	34,965
Total liabilities	584,931	592,446

Noncontrolling redeemable interest	1,829	1,829

Shareholders' equity
Preferred shares, without par value; 9,000,000 shares authorized; 8.70%
Class B Series II cumulative redeemable, $250 per share liquidation preference, 232,000 issued and 193,050 outstanding
at March 31, 2009 and December 31, 2008, respectively	48,263	48,263
Common shares, without par value; $.10 stated value; 41,000,000 authorized; 22,995,763 issued and 16,698,563 and 16,556,221
outstanding at March 31, 2009 and December 31, 2008, respectively	2,300	2,300
Paid-in capital	282,254	282,501
Accumulated distributions in excess of accumulated net income	(163,401)	(159,595)
Accumulated other comprehensive loss	(2,209)	(2,899)
Less: Treasury shares, at cost, 6,297,200 and 6,439,542 shares
at March 31, 2009 and December 31, 2008, respectively	(64,393)	(64,949)
Total shareholders' equity	102,814	105,621
Total liabilities and shareholders' equity	$689,574	$699,896

8

Associated Estates Realty Corporation Consolidated Statements of Operations Three Months Ended March 31, 2009 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended
	March 31,
	2009	2008
		as adjusted
REVENUE
Property revenue	$ 32,894	$ 31,235
Management and service company revenue:
Fees, reimbursements and other	468	553
Painting services	96	137
Total revenue	33,458	31,925

EXPENSES
Property operating and maintenance	14,200	13,107
Depreciation and amortization	9,466	8,505
Direct property management and service company expense	359	396
Painting services and charges	213	243
General and administrative	3,140	3,528
Total expenses	27,378	25,779
Operating income	6,080	6,146
Interest income	15	16
Interest expense	(8,213)	(9,083)
(Loss) income before equity in net loss of joint ventures,
and income from discontinued operations	(2,118)	(2,921)
Equity in net loss of joint ventures	-	(22)
(Loss) income from continuing operations	(2,118)	(2,943)
Income from discontinued operations:
Operating (loss) income	(33)	(1,308)
Gain on disposition of properties	2,278	42,910
Income from discontinued operations	2,245	41,602
Net income	127	38,659
Net loss attributable to noncontrolling redeemable interest	(14)	(14)
Net income attributable to AERC	113	38,645
Preferred share dividends	(1,049)	(1,200)
Allocation to participating securities	-	(688)
Net (loss) income attributable to AERC applicable to common shares	$(936)	$36,757

Earnings per common share - basic and diluted:
(Loss) income from continuing operations attributable
to AERC applicable to common shares	$(0.19)	$(0.26)
Income from discontinued operations	0.13	2.53
Net (loss) income attributable to AERC applicable to common shares	$(0.06)	$2.27

Weighted average shares outstanding - basic and diluted	16,434	16,167

9

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

		Three Months Ended
		March 31,
		2009	2008
CALCULATION OF FFO AND FAD
Net income attributable to AERC		$113	$38,645

Add:	Depreciation - real estate assets	8,255	8,203
	Depreciation - real estate assets - joint ventures	-	24
	Amortization of intangible assets	837	753
Less:	Preferred share dividends	(1,049)	(1,200)
	Gain on disposition of properties	(2,278)	(42,910)

	Funds from Operations (FFO) (1)	5,878	3,515

Add:	Defeasance and other prepayment costs	-	1,959
Less:	Refund of defeasance costs for previously defeased loans	(563)	-

	Funds from Operations as Adjusted (1)	5,315	5,474

Add:	Depreciation - other assets	374	346
	Amortization of deferred financing fees	322	357
Less:	Recurring fixed asset additions (2)	(1,358)	(1,105)
	Funds Available for Distribution (FAD) (1)	$4,653	$5,072

Weighted average shares outstanding - basic and diluted (3)		16,434	16,167

PER SHARE INFORMATION:
FFO - basic and diluted		$0.36	$0.22
FFO as adjusted - basic and diluted		$0.32	$0.34
Dividends		$0.17	$0.17

Payout ratio - FFO		47.2%	77.3%
Payout ratio - FFO as adjusted		53.1%	50.0%
Payout ratio - FAD		60.7%	54.8%

(1)	See page 21 for the Company's definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculation include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment and non-recurring capital additions.

(3)

The Company computes the weighted average shares outstanding in accordance with SFAS 128 and accordingly, has excluded 15 common share equivalents from the three months ended March 31, 2009 calculation, and 146 common share equivalents from the three months ended March 31, 2008 calculation, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

10

Associated Estates Realty Corporation Discontinued Operations (1) Three Months Ended March 31, 2009 and 2008 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended
	March 31,
	2009	2008
REVENUE
Property revenue	$27	$4,210

EXPENSES
Property operating and maintenance	60	2,353
Depreciation and amortization	-	796
Total expenses	60	3,149
Operating income	(33)	1,061
Interest income	-	3
Interest expense	-	(2,372)
Gain on disposition of properties	2,278	42,910
Income from discontinued operations	$2,245	$41,602

(1)

In accordance with SFAS 144, the Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above is one property disposed of in 2009 and fifteen properties disposed of in 2008.

11

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Three Months Ended
	Estimated	March 31, 2009
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$2,293	$182
Maintenance personnel labor cost (2)		1,329	106
Total Operating Expenses Related to Repairs and Maintenance		3,622	288

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	39	3
Appliances	5	219	17
Building improvements	14	73	6
Carpet and flooring	5	630	50
Furnishings	5	28	2
HVAC and mechanicals	15	207	16
Landscaping and grounds	14	114	9
Suite improvements	5	6	1
Miscellaneous	5	33	3
Total Recurring Capital Expenditures - Properties		1,349	107
Corporate capital expenditures (4)		9	1
Total Recurring Capital Expenditures		1,358	108
Total Recurring Capital Expenditures and Repairs and Maintenance		$4,980	$396

Total Recurring Capital Expenditures		$1,358
Investment/Revenue Enhancing Expenditures (5)
Ground improvements	Various	18
Building improvements - unit upgrades	Various	34
Building improvements - other	20	72
Total Investment/Revenue Enhancing Expenditures		124

Grand Total Capital Expenditures		$1,482

(1)	Calculated using weighted average units owned during the three months ended March 31, 2009 of 12,576.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3)	See page 23 for the Company's definition of recurring fixed asset additions.

(4)	Includes upgrades to computer hardware and software as well as corporate office furniture and fixtures.

(5)	See page 23 for the Company's definition of investment/revenue enhancing additions.

12

Associated Estates Realty Corporation
Fees, Reimbursements and Other Revenue, Direct Property Management
and Service Company Expense and General Administrative Expense
 For the Three Months Ended March 31, 2009 and 2008
(In thousands)

	Three Months Ended
	March 31,
	2009	2008
Fees, Reimbursements and Other Revenue
Property management fees	$61	$74
Asset management fees	49	43
Other revenue	108	157
Payroll reimbursements(1)	250	279

Fees, Reimbursements and Other Revenue(2)	468	553

Direct Property Management and Service Company Expense
Service company allocations	109	117
Payroll reimbursements(1)	250	279
Direct Property Management and Service Company Expense(2)	359	396
Service Company NOI	$109	$157

General and Administrative and Service Company Expense
General and administrative expense(2)	$3,140	$3,528
Service company allocations	109	117
General and Administrative and Service Company Expense	$3,249	$3,645

(1)	Salaries and benefits reimbursed in connection with the management of properties for third parties.

(2)	As reported per the Consolidated Statement of Operations.

13

Associated Estates Realty Corporation Same Community Data Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008

Property Revenue	$31,194	$31,674	$32,331	$31,851	$31,235

Property Operating and
Maintenance Expenses
Personnel	3,713	3,696	3,763	3,569	3,696
Advertising	388	381	398	394	389
Utilities	1,819	1,780	1,756	1,629	1,695
Repairs and maintenance	2,179	1,937	2,653	2,499	2,032
Real estate taxes and insurance	4,480	4,236	4,500	4,522	4,257
Other operating	1,038	1,082	1,145	1,096	1,038
Total Expenses	13,617	13,112	14,215	13,709	13,107

Property Net Operating Income	$17,577	$18,562	$18,116	$18,142	$18,128

Operating Margin	56.3%	58.6%	56.0%	57.0%	58.0%

Total Number of Units	12,040	12,040	12,040	12,040	12,040

NOI Per Unit	$1,460	$1,542	$1,505	$1,507	$1,506

Average Net Rent Collected Per Unit (1)	$837	$852	$865	$853	$838

Physical Occupancy - End of Period (2)	94.0%	93.0%	95.8%	96.4%	94.6%

(1)	Represents gross potential rents less vacancies and concessions.

(2)	Is defined as number of units occupied divided by total number of units.

14

Associated Estates Realty Corporation Same Community Data As of March 31, 2009 and March 31, 2008 (Unaudited, in thousands, except unit totals and per unit amounts)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q1	Q1%		Q1	Q1%		Q1	Q1%		Q1	Q1	Q1	Q1
	Units	Age (6)	2009	2008	Change	2009	2008	Change	2009	2008	Change	2009	2008	2009	2008
Midwest Properties
Indiana	836	13	$786	$772	1.8%	$857	$842	1.8%	$908	$902	0.7%	94.9%	93.7%	45.5%	46.4%
Michigan	2,888	18	720	710	1.4%	769	753	2.1%	836	827	1.1%	95.8%	95.7%	45.8%	49.9%
Ohio - Central Ohio	2,621	18	778	737	5.6%	819	786	4.2%	835	820	1.8%	96.0%	94.7%	44.7%	45.2%
Ohio - Northeastern Ohio	1,303	14	904	892	1.3%	967	946	2.2%	1,012	999	1.3%	95.5%	96.2%	46.4%	46.7%
Pennsylvania	468	23	749	708	5.8%	801	767	4.4%	833	819	1.7%	96.4%	95.5%	41.0%	47.9%
Total Midwest Properties	8,116	17	777	754	3.1%	828	805	2.9%	871	860	1.3%	95.8%	95.2%	45.2%	47.4%

Mid-Atlantic Properties
Baltimore/Washington	667	23	1,213	1,220	(0.6)%	1,329	1,283	3.6%	1,349	1,302	3.6%	94.3%	96.0%	42.6%	30.6%
Virginia	268	3	1,303	1,243	4.8%	1,381	1,309	5.5%	1,381	1,309	5.5%	97.0%	96.3%	67.2%	67.2%
Total Mid-Atlantic Properties	935	17	1,239	1,226	1.1%	1,344	1,290	4.2%	1,358	1,304	4.1%	95.1%	96.0%	49.7%	41.1%

Southeast Properties
Florida	1,272	10	1,116	1,155	(3.4)%	1,230	1,254	(1.9)%	1,347	1,330	1.3%	94.3%	94.3%	63.8%	55.0%
Georgia	1,717	14	695	787	(11.7)%	858	877	(2.2)%	980	980	0.0%	84.7%	91.4%	63.8%	66.4%
Total Southeast Properties	2,989	13	874	943	(7.3)%	1,016	1,038	(2.1)%	1,136	1,129	0.6%	88.8%	92.6%	63.8%	61.5%

Total/Average Same
Community	12,040	16	$837	$838	(0.1)%	$915	$900	1.7%	$975	$961	1.5%	94.0%	94.6%	50.2%	50.4%

(1)	Represents gross potential rents less vacancies and allowances for all units divided by the number of units in a market.

(2)	Represents gross potential rents less allowances for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

15

Associated Estates Realty Corporation Property Revenue For the Three Months Ended March 31, 2009 and 2008

		2009	2008	Q1	Q1
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	94.9%	93.7%	$2,054	$2,005	$49	2.4%
Michigan	2,888	95.8%	95.7%	6,535	6,424	111	1.7%
Ohio - Central Ohio	2,621	96.0%	94.7%	6,312	5,995	317	5.3%
Ohio - Northeastern Ohio	1,303	95.5%	96.2%	3,636	3,608	28	0.8%
Pennsylvania	468	96.4%	95.5%	1,069	1,010	59	5.8%
Total Midwest Properties	8,116	95.8%	95.2%	19,606	19,042	564	3.0%

Mid-Atlantic Properties
Baltimore/Washington	667	94.3%	96.0%	2,468	2,465	3	0.1%
Virginia	268	97.0%	96.3%	1,079	1,022	57	5.6%
Total Mid-Atlantic Properties	935	95.1%	96.0%	3,547	3,487	60	1.7%

Southeast Properties
Florida	1,272	94.3%	94.3%	4,384	4,533	(149)	(3.3)%
Georgia	1,717	84.7%	91.4%	3,657	4,173	(516)	(12.4)%
Total Southeast Properties	2,989	88.8%	92.6%	8,041	8,706	(665)	(7.6)%

Total Same Community	12,040	94.0%	94.6%	31,194	31,235	(41)	(0.1)%

Acquisitions (2)
Virginia	536	93.5%	N/A	1,700	-	1,700	100.0%

Total Property Revenue	12,576	94.0%	94.6%	$32,894	$31,235	$1,659	5.3%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

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Associated Estates Realty Corporation Property Operating Expenses For the Three Months Ended March 31, 2009 and 2008

		2009	2008	Q1	Q1
	No. of	Physical	Physical	2009	2008	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	94.9%	93.7%	$924	$899	$25	2.8%
Michigan	2,888	95.8%	95.7%	3,103	3,004	99	3.3%
Ohio - Central Ohio	2,621	96.0%	94.7%	2,769	2,715	54	2.0%
Ohio - Northeastern Ohio	1,303	95.5%	96.2%	1,448	1,410	38	2.7%
Pennsylvania	468	96.4%	95.5%	445	439	6	1.4%
Total Midwest Properties	8,116	95.8%	95.2%	8,689	8,467	222	2.6%

Mid-Atlantic Properties
Baltimore/Washington	667	94.3%	96.0%	884	779	105	13.5%
Virginia	268	97.0%	96.3%	355	313	42	13.4%
Total Mid-Atlantic Properties	935	95.1%	96.0%	1,239	1,092	147	13.5%

Southeast Properties
Florida	1,272	94.3%	94.3%	1,906	1,738	168	9.7%
Georgia	1,717	84.7%	91.4%	1,783	1,810	(27)	(1.5)%
Total Southeast Properties	2,989	88.8%	92.6%	3,689	3,548	141	4.0%

Total Same Community	12,040	94.0%	94.6%	13,617	13,107	510	3.9%

Acquisitions (2)
Virginia	536	93.5%	N/A	583	-	583	100.0%

Total Property Operating Expenses	12,576	94.0%	94.6%	$14,200	$13,107	$1,093	8.3%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

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Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Three Months Ended March 31, 2009 and 2008

		2009	2008	Q1	Q1
	No. of	Physical	Physical	2009	2008	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	94.9%	93.7%	$1,130	$1,106	$24	2.2%
Michigan	2,888	95.8%	95.7%	3,432	3,420	12	0.4%
Ohio - Central Ohio	2,621	96.0%	94.7%	3,543	3,280	263	8.0%
Ohio - Northeastern Ohio	1,303	95.5%	96.2%	2,188	2,198	(10)	(0.5)%
Pennsylvania	468	96.4%	95.5%	624	571	53	9.3%
Total Midwest Properties	8,116	95.8%	95.2%	10,917	10,575	342	3.2%

Mid-Atlantic Properties
Baltimore/Washington	667	94.3%	96.0%	1,584	1,686	(102)	(6.0)%
Virginia	268	97.0%	96.3%	724	709	15	2.1%
Total Mid-Atlantic Properties	935	95.1%	96.0%	2,308	2,395	(87)	(3.6)%

Southeast Properties
Florida	1,272	94.3%	94.3%	2,478	2,795	(317)	(11.3)%
Georgia	1,717	84.7%	91.4%	1,874	2,363	(489)	(20.7)%
Total Southeast Properties	2,989	88.8%	92.6%	4,352	5,158	(806)	(15.6)%

Total Same Community	12,040	94.0%	94.6%	17,577	18,128	(551)	(3.0)%

Acquisitions (3)
Virginia	536	93.5%	N/A	1,117	-	1,117	100.0%

Total Property NOI	12,576	94.0%	94.6%	$18,694	$18,128	$566	3.1%

(1)	See page 23 for a reconciliation of net income to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

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Associated Estates Realty Corporation Debt Structure As of March 31, 2009 (Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
FIXED RATE DEBT	March 31, 2009	Total Debt	Interest Rate

Mortgages payable - CMBS	$116,991	21.1%	7.7%
Mortgages payable - other (1)	337,646	61.0%	5.8%
Unsecured debt	25,780	4.6%	7.9%
Total fixed rate debt	480,417	86.7%	6.4%

VARIABLE RATE DEBT
Mortgages payable	35,231	6.4%	4.9%
Unsecured revolving credit facility	38,300	6.9%	2.4%
Total variable rate debt	73,531	13.3%	3.6%
TOTAL DEBT	$553,948	100.0%	6.0%

Interest coverage ratio (2)	1.77:1
Fixed charge coverage ratio (3)	1.59:1
Weighted average maturity	7.0 years

	Fixed Rate	Fixed Rate
SCHEDULED PRINCIPAL MATURITIES	CMBS	Other	Variable Rate	Total

2009	$-	$-	$-	$-
2010	15,504	63,000	-	78,504
2011(4)	55,331	-	38,300	93,631
2012	46,156	36,000	-	82,156
2013	-	132,209	-	132,209
Thereafter	-	132,217	35,231	167,448
Total	$116,991	$363,426	$73,531	$553,948

(1)	Includes $63,000 of variable rate debt swapped to fixed.

(2)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs, and excluding defeasance, other prepayment costs/credits and/or preferred repurchase costs including discounts received and premiums paid.  See page 22 for a reconciliation of net (loss) income attributable to AERC available to common shareholders to EBITDA and for the Company's definition of EBITDA.

(3)	Represents interest expense and preferred stock dividend payment coverage, excluding defeasance, and/or other prepayment costs.

(4)	Includes the Company's unsecured revolving credit facility.

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Associated Estates Realty Corporation 2009 Financial Outlook As of April 27, 2009

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on the cover of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$1.72 to $1.78
Expected real estate depreciation and amortization	2.18
Expected net defeasance and other prepayment costs on secured debt	0.07
Expected preferred share dividends	-0.25
Expected gains on disposition of properties	-2.55
Expected Funds from Operations as Adjusted (1)	$1.17 to $1.23

Same Community Portfolio
Revenue growth	-0.5% to 0.5%
Expense growth	2.0% to 3.0%
Property NOI (2) growth	-3.1% to -0.6%
Physical occupancy	93.0% to 93.5%

Transactions
Acquisitions	$80 million
Dispositions	$80 million
Development (3)	$7 million

Corporate Expenses
General and administrative expense	$14.0 million
Service company expense (4)	$0.5 million
Total	$14.5 million

Debt
Capitalized interest (3)	$0.1 million
Expensed interest (excluding defeasance/prepayment costs) (5)	$36.0 million
Expected net defeasance/prepayment costs	$1.2 million

Capital Structure (6)
Common share repurchases	$0 million
Preferred share repurchases	$0 million

(1)	See page 21 for the Company's definition of this non-GAAP measurement.

(2)	See page 23 for the Company's definition of this non-GAAP measurement.

(3)	Reflects development of 60 units on adjacent parcel in Richmond, Virginia, with an expected completion date of December 31, 2009.

(4)

Excludes salaries and benefits reimbursed in connection with the management of properties for third parties which are grossed up in fees, reimbursements and other and direct property management and service company expense in accordance with GAAP.

(5)	Includes $1.3 million of deferred financing costs.

(6)	Earnings guidance does not take into consideration any share repurchases.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

This supplemental includes certain non-GAAP financial measures that the Company believes are helpful in understanding our business, as further described below.  The Company's definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.  The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") as Adjusted

The Company defines FFO as adjusted as FFO, as defined above, plus the add back of defeasance and other prepayment costs/credits of $(563,000) and $2.0 million for the three months ended March 31, 2009 and March 31, 2008, respectively.  In accordance with GAAP, these prepayment costs/credits are included as interest expense in the Company's Consolidated Statement of Operations.  The Company is providing this calculation as an alternative FFO calculation as it considers it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

The Company defines FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  The Company considers EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net (loss) income attributable to AERC available to common shareholders to EBITDA.

	Three Months Ended
	March 31,
(In thousands)	2009	2008

Net (loss) income attributable to AERC available to common shareholders	$(936)	$36,757
Allocation to participating securities	-	688
Equity in net loss of joint ventures	-	22
Preferred share dividends	1,049	1,200
Interest income	(15)	(19)
Interest expense (1)	8,213	11,455
Depreciation and amortization	9,466	9,301
Gain on disposition of properties	(2,278)	(42,910)
Taxes	74	61
EBITDA	15,573	16,555
EBITDA - Joint Ventures:
Equity in net loss of joint ventures	-	(22)
Interest expense	-	8
Depreciation and amortization	-	25
EBITDA - Joint Ventures	-	11

Total EBITDA	$15,573	$16,566

(1)	2009 includes a defeasance credit of $(563), while 2008 includes defeasance and other prepayment costs of $1,959.

Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and painting service expense from total revenue.  The Company evaluates the performance of its reportable segments based on NOI.  The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

22

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  The Company considers Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.  The following is a reconciliation of Property NOI to total consolidated net income attributable to AERC.

	Three Months Ended
	March 31,
(In thousands)	2009	2008

Property NOI	$18,694	$18,128
Service company NOI	109	157
Painting services NOI	(117)	(106)
Depreciation and amortization	(9,466)	(8,505)
General and administrative expense	(3,140)	(3,528)
Interest income	15	16
Interest expense	(8,213)	(9,083)
Equity in net loss of joint ventures	-	(22)
Income from discontinued operations:
Operating (loss) income	(33)	(1,308)
Gain on disposition of properties	2,278	42,910
Income from discontinued operations	2,245	41,602
Net income	127	38,659
Net loss attributable to noncontrolling redeemable interest	(14)	(14)
Consolidated net income attributable to AERC	$113	$38,645

Recurring Fixed Asset Additions

The Company considers recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

The Company considers investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable the Company to increase rents.

Same Community Properties

Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.

23